Filed under Rule 497(k)

Registration No. 033-52742

SUNAMERICA SERIES TRUST

Blue Chip Growth Portfolio

(the “Portfolio”)

Supplement dated November 4, 2015, to the Portfolio’s

Summary Prospectus dated May 1, 2015, as amended

In the section entitled “Portfolio Summary: Blue Chip Growth Portfolio,” the information under the heading “Investment Adviser – Portfolio Manager” is deleted in its entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title
Matthew W. Krummell	2013	Investment Officer, Lead Portfolio Manager
James C. Fallon	2015	Investment Officer
Jonathan W. Sage	2015	Investment Officer
John E. Stocks	2015	Investment Officer

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.